Exhibit 10.22

Fifth Amendment

to the

Owens & Minor, Inc. Pension Plan

(Amended to include all amendments adopted through December 15, 2009)

Pursuant to the provisions set forth in Section 10.01 of the Owens & Minor, Inc. Pension Plan (the “Plan”), the Plan is hereby amended, effective as of the dates set forth below:

First: Effective January 1, 2010, the “Introduction” is amended by replacing the penultimate sentence with the following:

Effective December 31, 1996, the Plan became frozen to new participants and with respect to Credited Service and Service. The accrued benefits of Employees who were Participants on such date became frozen, unless such individuals were eligible for transition Accrued Benefits as described in Section 1.02.

Effective January 1, 2002, the Plan was amended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). Such amendments were intended as good faith compliance with the requirements of EGTRRA and guidance issued thereunder.

The Plan was further amended for IRS Notice 2005-5 and the final Treasury Regulations for IRC Section 401(a)(9) required minimum distributions. The Plan was further amended for the Pension Protection Act of 2006, and for good faith compliance with the final Treasury Regulations for IRC Section 415.

Second: Effective March 31, 2010, the “Introduction” is further amended by adding the following as the last paragraph:

The Plan is amended and restated effective January 1, 2010. The Plan is finally amended effective March 31, 2010, to terminate the Plan and to comply with any requirement of the IRC currently effective as of such date.

Third: Effective for Plan Years beginning on and after January 1, 2009, Plan section 1.09, “Compensation,” is amended by adding the following paragraph at the end thereof:

Differential Wage Payments to Active Duty Members of the Uniformed Services. To the extent required by law or as provided by the Committee, any differential wage payments, as defined in IRC Section 3401(h), made to a Participant with respect to any period during which the Participant is performing services in the uniformed services (as defined in chapter 43 of title 38, United States Code) while on active duty for a period of more than 30 days, shall be Compensation for Plan purposes with respect to amounts paid after December 31, 2008.

Fourth: Effective for Plan Years beginning on and after January 1, 2009, Plan section 1.19, “Employee,” is amended by adding the following paragraph at the end thereof:

Effective for Plan Years beginning on and after January 1, 2009, a Participant who is performing services in the uniformed services (as defined in chapter 43 of title 38, United States Code) while on active duty for a period of more than 30 days and receiving a differential wage payment described in Section 1.09 from the Employer shall be treated as an Employee for all purposes under the Plan.

Fifth: Effective January 1, 2010, the first sentence in the first paragraph of Plan section 4.02, “Available Options,” is replaced with the following sentence:

Subject to Sections 4.05(a)-(e), no less than 30 days and no more than 180 days (90 days for Plan Years starting before January 1, 2010) prior to the Annuity Starting Date, each Participant and his Spouse shall be given a written notice to the effect that benefits thereafter payable shall be in the form specified in Section 4.03 unless the Participant, with the written consent of his Spouse, elects to the contrary during the 180-day period (90-day period, for Plan Years starting before January 1, 2010) prior to the Annuity Starting Date.

Sixth: Effective January 1, 2010, Plan section 4.02 is further amended by replacing the last sentence in the firs paragraph with the following sentence:

If a Participant or his Spouse requests additional information, as permitted under the terms of the notice, commencement of benefits for any purpose hereunder shall not begin until at least 180 days (90 days, for Plan Years starting before January 1, 2010) following the receipt of such additional information.

Seventh: Effective January 1, 2010, Plan section 4.03, “Automatic Option,” is amended by replacing the first sentence in the second paragraph with the following sentence:

It is specifically provided that, subject to Sections 4.06(a)-(e), the Spouse of the Participant shall consent in writing to any form of payment other than that provided under this Section 4.03 during the 180-day period (90-day period, for Plan Years starting before January 1, 2010) prior to the Annuity Starting Date.

Eighth: Effective March 1, 2010, Plan section 4.04, “Lump Sum Payments,” is amended by replacing the first and second paragraphs therein with the following:

Notwithstanding any other provisions of this Plan, if the Actuarial Equivalent of a terminated or retiring Participant’s vested Accrued Benefit payable at Normal Retirement Date as calculated at the date of distribution does not exceed five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)) (including any previous distributions made to the Participant) or such other amount as may be prescribed by the Secretary of Treasury, the Committee shall direct that such amount be paid in a lump sum to such terminated or retiring Participant. If the Actuarial Equivalent of a Participant’s vested Accrued Benefit at the time of any distribution hereunder exceeds five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)), (including any previous distributions made to the Participant) then the Actuarial Equivalent of the vested Accrued Benefit at any subsequent time shall be deemed to exceed five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)).

Notwithstanding the previous sentences, and effective March 28, 2005, if the Actuarial Equivalent of a Participant’s vested Accrued Benefit at the time the Participant is eligible for a distribution does not exceed one thousand dollars ($1,000), the benefit will be distributed to the Participant in a single lump sum payment as soon as administratively practicable after the Participant has terminated or retired. If the Actuarial Equivalent of the Participant’s vested Accrued Benefit exceeds one thousand dollars ($1,000) but does not exceed five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)), the Participant may elect, without the consent of any other person, to receive the distribution directly in a lump sum or to defer the distribution until no later than the date the Participant attains age 65, in accordance with such procedures as the Plan Administrator may elect consistent with applicable law. If such Participant does not elect to receive the distribution, the Participant’s vested Accrued Benefit shall continue to be held in the Plan until the date the Participant attains age 65 when it shall be distributed in a lump sum. Consent of the Participant’s Spouse, if otherwise applicable, is required only if the Participant’s vested Accrued Benefit exceeds five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)), in accordance with Section 4.06 (previously, Section 4.07).

Ninth: Effective January 1, 2010, Plan section 4.05, “Rollover Distributions,” is amended by restating paragraph (b)(i) to read as follows:

Eligible Rollover Distribution — An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments, (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated beneficiary, or any distribution for a specified period of ten (10) years or more; (B) any hardship distribution; or (C) any distribution to the extent such distribution is required under IRC Section 401(a)(9). For Plan Years beginning after December 31, 2009, Eligible Rollover Distribution shall include any distribution to a designated Beneficiary that would be treated as an eligible rollover distribution if the requirements of IRC Section 402(c)(11) were satisfied.

Tenth: Effective January 1, 2010, Plan section 4.05(c), “Rollover Distributions, Rollover Notice” is replaced with the following:

(c) Rollover Notice. The Committee shall provide to each Participant who is entitled to make an Eligible Rollover Distribution a notice that describes the Plan’s default distribution procedure in the event the Participant fails to make a rollover election and that satisfies IRC Section 402(f) at least 30 but not more than 180 days (90 days, for Plan Years starting before January 1, 2010) before the Participant’s Annuity Starting Date.

Eleventh: Effective March 1, 2010, Plan section 4.06, “Consent Prior to Distribution from the Plan,” is amended by replacing the first paragraph with the following:

Notwithstanding anything contained in the Plan to the contrary, the written consent of the Participant and his Spouse (or where either the Participant or the Spouse has died, the survivor) shall be required prior to any distribution of any portion of the Accrued Benefit if the present value of the nonforfeitable Accrued Benefit exceeds five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)) (including any prior distributions made under the Plan) and any such distribution is made prior to the later of the date the Participant attains (or would have attained) his Normal Retirement Age or age sixty-two (62). Notwithstanding the previous sentence, and effective March 28, 2005, consent of the Participant (but not the consent of the Participant’s Spouse) is required if the Actuarial Equivalent of a Participant’s vested Accrued Benefit exceeds one thousand dollars ($1,000) but does not exceed five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)) at the time of distribution, in accordance with Section 4.04 (previously, Section 4.05). For purposes of this Section 4.05(a), if the present value of the vested Accrued Benefit at the time of any distribution under the Plan exceeds five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)), then the present value of the vested Accrued Benefit at any subsequent time will be deemed to exceed five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)).

Twelfth: Effective January 1, 2010, Plan section 4.06 is further amended by replacing the second paragraph therein with the following:

No less than 30 days and no more than 180 days (90 days, for Plan Years starting before January 1, 2010) prior to the Annuity Starting Date, the Committee shall provide written notice to the Participant of the right to defer any distribution under the Plan until the later of the date the Participant attains (or would have attained) his Normal Retirement Age or age sixty-two (62). The notice shall include a general description of the material features and optional forms of payment available under the Plan and shall be provided in the same manner as provided in Section 4.02. The Participant and his Spouse must consent in writing to such distribution in the 180-day period (90-day period, for Plan Years starting before January 1, 2010) prior to the Annuity Starting Date.

Thirteenth: Effective March 1, 2010, Plan section 6.06, “Lump Sum Death Benefit,” is amended by replacing the first sentence therein with the following:

Notwithstanding anything contained herein to the contrary, if the Actuarial Equivalent of the benefit payable to the Spouse under Sections 6.01, 6.02, 6.03 or 6.04 does not exceed five thousand dollars ($5,000) (for distributions prior to March 1, 2010, three thousand five hundred dollars ($3,500)), the Committee shall direct payment of the benefit in a lump sum to the Spouse.

Fourteenth: Effective for Plan Years starting on or after January 1, 207, Article VI, “Benefits on Death,” is amended by adding new Section 6.08 at the end thereof:

6.08 Heroes Earnings Assistance and Tax Relief Act of 2008 (HEART Act)

Pursuant to IRC Section 401(a)(37), and effective for Plan Years commencing on or after January 1, 2007, the Beneficiary of a Participant who dies while on qualified military service, defined in IRC Section 414(u), shall be entitled to any additional benefits (other than benefit accruals relating to a period of qualified military service) provided under the Plan in the same manner as if the Participant had resumed employment with the Employer and then terminated on account of death.

Sixth Amendment

to the

Owens & Minor, Inc. Pension Plan

Pursuant to the provisions set forth in Section 10.01 of the Owens & Minor, Inc. Pension Plan (the “Plan”), the Plan is hereby amended, effective as of the dates set forth below:

First: Effective August 1, 2010, Plan section 4.02, “Available Options,” is amended by adding new subsection (c) at the end thereof:

(c) Lump Sum Option

Effective August 1, 2010, a Participant (including a vested terminated Participant) or Beneficiary may elect to receive a lump sum distribution of his or her entire Accrued Benefit, provided the Participant and the Participant’s Spouse, as applicable, or the Beneficiary consent to receive the distribution in this form. For purposes of this option, the Actuarial Equivalent of the Participant’s Accrued Benefit payable at Normal Retirement Age shall be determined using the Applicable Interest Rate and the Applicable Mortality Table specified in the Appendix.

Second: Effective August 1, 2010, Plan section 4.04, “Lump Sum Payments,” is amended by adding the following paragraph as the third paragraph therein:

Notwithstanding the previous paragraphs, and in the event of a mandatory distribution made on or after August 1, 2010, if the Actuarial Equivalent of a Participant’s vested Accrued Benefit is greater than one thousand dollars ($1,000) but does not exceed five thousand dollars ($5,000), and the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan, defined in Section 4.05(b)(ii), specified by the Participant in a Direct Rollover or to receive the distribution directly in accordance with Section 4.02, then the Committee shall direct that the Participant’s vested Accrued Benefit be distributed in a Direct Rollover to an individual retirement plan, within the meaning of Code section 7701(a)(37)), designated by the Committee.

Third: Effective August 1, 2010, Plan section 4.06, “Consent Prior to Distribution from the Plan,” is amended by adding the following as the second paragraph therein:

Notwithstanding the previous paragraph, and in the event of a mandatory distribution made on or after August 1, 2010, if the Actuarial Equivalent of a Participant’s vested Accrued Benefit is greater than one thousand dollars ($1,000) but does not exceed five thousand dollars ($5,000), the Participant’s consent is not required for a distribution in the form of a Direct Rollover to an individual retirement plan designated by the Committee in accord with Section 4.04.

Seventh Amendment

to the

Owens & Minor, Inc. Pension Plan

Pursuant to the provisions set forth in Section 10.01 of the Owens & Minor, Inc. Pension Plan (the “Plan”), the Plan is hereby amended, effective as of the dates set forth below:

First: Effective August 1, 2010, the final sentence of the third paragraph of Plan section 4.02, “Available Options,” is amended to read as follows:

Except as provided in Section 4.02(c), after retirement benefit payments have commenced, no future elections or revocations of an optional form will be permitted under any circumstances.

Second: Effective August 1, 2010, subsection (c) of Plan section 4.02, “Available Options,” is amended to read as follows:

(c) Lump Sum Option

Effective August 1, 2010, a Participant (including a vested terminated Participant) or Beneficiary may elect to receive a lump sum distribution of his or her entire Accrued Benefit, provided the Participant and the Participant’s Spouse, as applicable, or the Beneficiary consent to receive the distribution in this form. Notwithstanding any other provision of the Plan to the contrary, a Participant or Beneficiary who is already receiving retirement benefit payments as of such date may elect to receive a lump-sum distribution that is the Actuarial Equivalent to his or her remaining Accrued Benefit. For purposes of this option, the Actuarial Equivalent of the Participant’s Accrued Benefit payable at Normal Retirement Age shall be determined using the Applicable Interest Rate and the Applicable Mortality Table specified in the Appendix.